SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 3, 2006

AXA FINANCIAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-11166	13-3623351
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

1290 Avenue of the Americas
New York, New York		10104
(Address of principal executive offices)		(Zip Code)

(212) 554-1234
(Registrant's telephone number, including area code)

None
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 3, 2006, AXA, the Registrant's parent company, issued a press release announcing its consolidated results of operations for the six months ended June 30, 2006 prepared in accordance with International Financial Reporting Standards ("IFRS"). Set forth in Exhibit 99.1 is the AXA press release. Included within AXA's consolidated results for the six months ended June 30, 2006 set forth in the AXA press release is the contribution of the Registrant and its consolidated subsidiaries, presented in accordance with IFRS. The AXA press release includes "IFRS Revenues," "Underlying Earnings," "Adjusted Earnings" and "Net Income, Group Share" for United States Life & Savings operations, which is a reference to the Registrant's Financial Advisory/Insurance segment. "IFRS Revenues," "Underlying Earnings," "Adjusted Earnings" and "Net Income, Group Share" are not measures calculated and presented in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"). Set forth in Exhibit 99.2 are reconciliations of (a) the Registrant’s contribution to AXA Group IFRS Revenues for the six months ended June 30, 2006 and 2005 to the Registrant’s GAAP Premiums for the same periods and (b) the Registrant’s contribution to AXA IFRS Underlying Earnings (IFRS net income excluding net realized capital gains (losses) attributable to shareholders, goodwill and related intangibles, profit and loss on financial assets (under the fair value option) and derivatives and exceptional operations), Adjusted Earnings and Net Income, Group Share for the six months ended June 30, 2006 and 2005 to the Registrant’s consolidated GAAP Net Earnings for the same periods.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release dated August 3, 2006 of AXA.

99.2
Reconciliations of Registrant’s contribution to AXA Group IFRS Revenues to Registrant’s GAAP Premiums and Registrant’s contribution to AXA IFRS Underlying Earnings, Adjusted Earnings and Net Income, Group Share to Registrant’s consolidated GAAP Net Earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXA FINANCIAL, INC.

Date: August 4, 2006	By:	/s/ Alvin H. Fenichel
	Name:	Alvin H. Fenichel
	Title:	Senior Vice President and Controller

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release dated August 3, 2006 of AXA.

99.2
Reconciliations of Registrant’s contribution to AXA Group IFRS Revenues to Registrant’s GAAP Premiums and Registrant’s contribution to AXA IFRS Underlying Earnings, Adjusted Earnings and Net Income, Group Share to Registrant’s consolidated GAAP Net Earnings.